Supplemental Investor Presentation
June 2013
Investor Contact:
Peter Goulding, CFA
203-338-6799
peter.goulding@peoples.com
Exhibit 99.2
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Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) residential mortgage and secondary market activity; (7)
changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquisitions; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

Corporate Overview
Snapshot as of March 31, 2013
People’s United Financial, Inc. NASDAQ (PBCT)
Headquarters: Bridgeport, CT
Chief Executive Officer: Jack Barnes
Chief Financial Officer: Kirk Walters
Market Capitalization (6/11/13): $4.6 billion
Assets: $30.6 billion
Loans: $22.2 billion
Deposits: $21.8 billion
Branches: 417
ATMs: 633
Standalone ATMs:* 106
Founded: 1842
*  Includes 20 ATMs in Stop & Shop locations where a branch is not present

Compelling Investment Opportunity
High quality Northeast footprint characterized by wealth and population density
Leading market position in the best commercial banking market in the US
Significant growth runway within existing markets – expanding in two of the largest MSAs in the US (New York City, #1, Boston, #10)
Dividend yield of ~5%
Ability to maintain pristine credit quality – no credit “events”
Improving profitability
High levels of liquidity
Capital deployment (organic growth, dividends, share repurchases, M&A) –
TCE/TA 9.6% vs. ~8.0% for peers

Retail & Business Banking Franchise
Distribution
400+ branches over 6 states
• ~33% of branches are in-store
600+ ATMs
Online & mobile banking
Call center operations located in Bridgeport,
CT and Burlington, VT
Scale
5th
in deposit market share in New England
Customer base
Approximately 800,000 commercial, business
banking and consumer relationships

Deepening Market Presence
Connecticut Massachusetts Vermont
New York New Hampshire Maine
Leading market position in the best commercial banking market in the US
#1 in Fairfield County, CT, 65 branches, $6.1BN, 18.2% market share
Source: SNL Financial
Branches $BN %
1 B of A 155 24.5 24.0
2 Webster 124 12.1 11.8
3 People's United 165 10.9 10.7
4 Wells Fargo 76 7.3 7.2
5 TD Bank 81 5.9 5.8
6 First Niagara 86 4.6 4.5
7 JPM Chase 52 4.5 4.4
8 Citi 20 3.0 2.9
9 Liberty 48 2.9 2.8
10 RBS 50 2.6 2.5
Branches $BN %
1 B of A 262 54.6 25.0
2 RBS 254 30.9 14.1
3 Santander 229 18.9 8.6
4 TD Bank 157 10.8 5.0
5 Eastern Bank 99 6.8 3.1
6 Independent Bank 78 4.5 2.0
7 Middlesex 30 3.5 1.6
8 People's United 56 3.2 1.5
9 Boston Private 11 2.9 1.3
10 Century 28 2.4 1.1
Branches $BN %
1 People's United 42 2.6 22.4
2 TD Bank 34 2.6 22.0
3 Merchants 33 1.2 10.6
4 RBS 21 0.9 7.3
5 KeyCorp 13 0.8 6.7
6 Northfield 13 0.5 4.3
7 Community 14 0.4 3.7
8 Union 13 0.4 3.4
9 Passumpsic 7 0.3 2.9
10 Berkshire Hills 7 0.3 2.8
Branches $BN %
1 JPM Chase 804 393.1 38.3
2 Citi 268 69.6 6.8
3 B of A 365 60.6 5.9
4 HSBC 164 57.3 5.6
5 Capital One 277 39.0 3.8
6 M&T 299 33.3 3.3
7 TD Bank 222 22.4 2.2
8 KeyCorp 269 18.3 1.8
9 Wells Fargo 87 18.0 1.8
10 First Niagara 212 16.1 1.6
35 People's United 97 2.5 0.2
Branches $BN %
1 RBS 80 6.8 24.3
2 TD Bank 72 5.4 19.3
3 B of A 29 4.9 17.5
4 People's United 29 1.4 4.9
5 Merrimack 18 1.0 3.6
6 BNH 23 0.9 3.2
7 Santander 20 0.8 2.9
8 NH Thrift 20 0.8 2.8
9 Northway 17 0.7 2.4
10 Centrix 6 0.7 2.3
Branches $BN %
1 TD Bank 55 3.7 16.4
2 KeyCorp 60 2.7 11.7
3 Bangor Bancorp 58 2.0 8.9
4 Camden National 50 1.8 8.1
5 B of A 19 1.4 6.0
6 First Bancorp 15 1.0 4.6
7 Machias 14 0.8 3.6
8 People's United 28 0.8 3.5
9 Bar Harbor 16 0.8 3.4
10 Norway 21 0.7 3.2

Large and Attractive Markets
NYC-Northern NJ-LI Population: 19.0MM
Median HH Income: $60,512
Businesses: 781,444
Population Density (#/sq miles): 2,847
Unemployment Rate (%): 8.1
$100K+ Households (%): 30.8
Boston, MA Population: 4.6MM
Median HH Income: $67,700
Businesses: 203,770
Population Density (#/sq miles): 1,319
Unemployment Rate (%): 5.9
$100K+ Households (%): 33.8
Hartford, CT Population: 1.2MM
Median HH Income: $63,997
Businesses: 52,315
Population Density (#/sq miles): 803
Unemployment Rate (%): 8.2
$100K+ Households (%): 30.4
Bridgeport-Stamford, CT Population: 922,000
Median HH Income: $80,342
Businesses: 49,392
Population Density (#/sq miles): 1,476
Unemployment Rate (%): 7.7
$100K+ Households (%): 41.5
New Haven, CT Population: 863,000
Median HH Income: $58,598
Businesses: 36,800
Population Density (#/sq miles): 1,427
Unemployment Rate (%): 8.5
$100K+ Households (%): 28.1
Burlington, VT Population: 215,000
Median HH Income: $55,875
Businesses: 10,846
Population Density (#/sq miles): 171
Unemployment Rate (%): 3.6
$100K+ Households (%): 21.9
Notes: The current national unemployment rate is 7.5%
The current national population density is 89 (#/sq miles)
The population densities of NYC, Boston, Bridgeport and New Haven MSAs are over ten times the national average

7 Strong Market Demographic Profile Source: SNL Financial, US Census data for 2012 Weighted Average Median Household Income

Total Deposits ($MM) 6,053 2,926 2,479 2,063 1,970 1,241
Market Total Deposits ($MM) 33,334 117,089 556,863 25,508 17,111 4,499
Branch Count 65 51 91 45 34 12
18.2
2.5
0.5
8.1
11.5
27.6
0.0
5.0
10.0
15.0
20.0
25.0
30.0
Bridgeport-
Stamford, CT
Boston, MA NYC-Northern
NJ-LI
Hartford, CT New Haven,
CT
Burlington, VT
Deposit Market Share by MSA (%) *
We hold significant market share in several key northeast MSAs and are building our presence in areas with substantial growth potential, such as the Boston and New
York City MSAs
Source: SNL Financial
* Excludes deposits from trust institutions and branches with over $750MM deposits
** Excludes six of the acquired Citizens branches located outside the NYC MSA
**
**
Large New Markets

Connecticut In-store Versus Traditional Branch Business (Last Twelve Months Through 3/31/13)
In-store Versus Traditional Branches
Connecticut
On average, in-store locations are open 37% more hours per week than traditional branches (56 hours vs. 41 hours) but are 30% less expensive to operate
Partnership allows us to leverage our brand with the ~1.8 million shoppers who visit Connecticut
Stop & Shop stores every week
In-store locations operate under the same business model as traditional branches and sell all the Bank’s products and services
Mortgages, Home Equity Loans, Business Loans and Investments*
Connecticut in-store branches accounted for a significant portion of the new branch business booked in the market
* Sold by employees who are also licensed representatives of our brokerage affiliate

10 1Q13 Total Loan Portfolio $22.2 BN Loans by Business Line CRE $7.2 32% C&I $5.4 24% Residential Mortgage $4.0 18% Home Equity & Other $2.1 10% PCLC $1.6 7% Business Banking $1.1 5% PUEFC $0.8 4%

Connecticut
$6.7
30%
Massachusetts
$4.0
18%
New York
$3.1
14%
Vermont
$1.8
8%
New Hampshire
$1.3
6%
Maine
$0.9
4%
New Jersey
$0.6
3%
Pennsylvania
$0.2
1%
Maryland
$0.2
1%
Other
$3.3
15%
Loans by Geography
Notes:  Reporting is based on the collateral property address for the following: SNE Residential Mortgage,
Consumer Home equity, Consumer Other and CRE. Reporting is based on borrower address for the following: C&I, Residential construction and NNE loans.
1Q13 Total Loan Portfolio
$22.2 BN Excluding
equipment
finance loans,
~95% of our
1Q13 loan
portfolio is within
the Northeast

Revenue Opportunities
Continue to deepen our presence in heritage markets such as Connecticut and
Vermont
Substantial growth prospects in larger markets such as New York metro and Boston
Total New York 1Q 2013 loan originations run-rate ~$1.9BN represents a +560% CAGR since 1Q
2010
• Increased New York relationship managers to 13 from zero since 1Q 2010
• Significant branch expansion in New York with 97 branches up from 5 in 1Q 2010; ~55% of branches are in-
store locations
Total Massachusetts 1Q 2013 loan originations run-rate ~$660MM represents a +40% CAGR since
1Q 2010
• Increased Massachusetts relationship managers to 27 from 14 since 2010
• Solid branch foundation in Massachusetts with 56 branches up from 19 in 1Q 2010
• Currently 3 de novo branches over $40MM deposits: Prudential Center in Boston (opened Nov. 2010); Milk
Street in Boston (opened Dec. 2010); Lexington, MA (opened Jul. 2011)

Revenue Opportunities
Under-represented asset classes ramping up
Asset-based lending: focused on in-footprint companies with sales of $15MM-$250MM; credit needs range from $5MM-$35MM; $600BN market, 70% of which is located in the Northeast
Mortgage Warehouse lending: $1.2BN in commitments and $659MM in outstandings; estimated market size is over $28BN in outstandings
New York Commercial Real Estate: hiring talent in the New York metro area, which is a $30BN annual market with a population of 19.0MM, 6.9MM housing units and 3.4MM rental units
Private Banking: hired senior executive from mega-cap bank with ~20 years managing private banking in the Northeast with initial focus on CT, metro New York and metro Boston
Enhancing wealth management offering
Proprietary asset allocation and risk management strategies are implemented with a suite of external managers who represent our "best in class" recommendations
• Proprietary asset allocation allows us to “rent” intellectual capital – no customer funds leave the bank
Hired executive from PNC as Senior Vice President and Chief Investment Officer
Increasing momentum in other fee income businesses with a focus on cross-sell
Commercial insurance: revamped systems and combined all agencies into a single entity; focused on our deep commercial customer base as well as the education sector
Hired executive from TD to lead cash management business
Growing merchant and payroll services

Expense Progress
Estimated Cost Savings Analysis
Source: SNL Financial
Note: “Pro Forma / Actual” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions.
Acquisition target costs fall away as the acquisitions are completed.
“Without Expense Initiatives” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter.
Our 1Q 2013 operating expense base of $204MM reflects $29MM (~$114MM annualized)
savings from successfully-executed expense initiatives

233
204
7
22
$0
$50
$100
$150
$200
$250
Without Expense
Initiatives
Announced Acquisition
Savings
Other Initiatives Pro Forma / Actual
Operating Noninterest Expense ($MM)
Expense Progress
Estimated Cost Savings Analysis
Source: SNL Financial
Note: “Pro Forma / Actual” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions.
Acquisition target costs fall away as the acquisitions are completed
“Without Expense Initiatives” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter
The $29MM in quarterly cost reductions is attributable to efforts related to acquisition cost savings and other initiatives

Total
Non-Operating
Operating
Non-Interest Expense
Linked Quarter Change
(in $ millions)
207.4 212.0
204.5
5.1
2.7
1.1
(3.2)
(1.1)
204.0
2.9
8.0
4Q 2012 Non-
Operating
Payroll
Related Costs
REO Expense Prof &
Outside Svc
Other 1Q 2013

Efficiency Ratio (%)
Since 1Q 2010
76.1%
73.1%
72.4%
71.9%
66.0%
65.5%
62.4%
62.3%
63.6%
61.5%
61.4%
63.1%
64.1%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013

EMOC has been fully operational since November 2011
Three person committee comprised of the CFO, Chief Administrative Officer and Chief HR Officer
EMOC oversees PBCT’s noninterest expense management, implements strategies to ensure attainment of expense management targets and oversees revenue initiatives that require expenditures
Provides a horizontal view of the organization
Expense Management Units (EMUs) established to facilitate EMOC functions
Defined EMUs include:
• Technology
• Operations
• Real Estate Services
Spending requests above $25,000 are submitted by EMU owners for approval
Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee
Introduction to EMOC
Expense Management Oversight Committee (EMOC)
• Employment/Benefits
• Marketing
• Regulatory/Institutional
• Depreciation/Equipment
• Decentralized
• Intangible Amortization

3.63%
3.38%
0.01%
(0.07%)
(0.05%)
(0.05%)
(0.04%)
(0.03%)
(0.02%)
4Q 2012 Investments Senior
Notes
Calendar
Days
New loan
volume
Acquired
loan
accretion
Loan
repricing/
amort
Deposit
Rates/ Mix
1Q 2013
Operating Net Interest Margin
Linked Quarter Change
(%)

20 Net Interest Margin (%) 3.97 3.88 3.82 3.63 3.38 3.97 3.96 3.89 3.63 3.38 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 Margin- Operating Margin- GAAP Note: GAAP margin includes cost recovery income

Acquired Loan Portfolio
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
As of 3/31/13
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition d
Accretable
Yield
Non-Accretable
Difference
Danvers (7/1/11) $   971.6 $316.1 $  17.8 $  49.1 36% $  19.6
Smithtown (11/30/10) 711.3 338.6 110.1 77.9 141% 127.0
Others (various dates) 400.2 92.3 29.1 53.7 54% 28.4
Total $2,083.1 $747.0 $157.0 $180.7
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(d) Includes approximately $6.0MM of charge-offs applied against reserves established subsequent to acquisition.
c

Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
Note:
1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 4.91%
2. Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio
$ in millions, except per share data
Impact on Net Interest Margin Impact on Earnings Per Share
1Q13 Total Accretion (All interest income on acquired loans) 37 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 9.1
4Q12 Acquired Loan Portfolio Carrying Amount 2,238 1Q13 Effective Tax Rate 32.5%
1Q13 Acquired Loan Portfolio Carrying Amount 2,083
1Q13 Average Acquired Loan Portfolio 2,161 1Q13 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 6.2
Effective Yield on Acquired Loan Portfolio 6.85% 1Q13 Weighted Average Shares Outstanding 325.2
Weighted Average Coupon on Acquired Loan Portfolio
1
5.16%
1Q13 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.02
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.69%
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 9.1
1Q13 Average Earning Assets 26,421
Add: Average unamortized loan discount 2 56
Adjusted 1Q13 Average Earning Assets 26,477
Impact on Overall Net Interest Margin (bps) 14
Operating Net Interest Margin 3.38%
Adjusted Net Interest Margin 3.24%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio

Summary of Acquired Loan Accounting Events
(in $ millions)
Period Cost Recovery Income
Gain (Loss) on Sale of
Acquired Loans
Acquired Loan
Impairment
Net Impact
2011
Q1 0.0 5.5 0.0 5.5
Q2 0.0 7.2 0.0 7.2
Q3 0.0 (4.8) 0.0 (4.8)
Q4 5.0 (0.4) (7.4) (2.8)
2012
Q1 0.0 0.0 (0.3) (0.3)
Q2 4.7 0.7 0.2 5.6
Q3 4.1 0.0 (5.7) (1.6)
Q4 0.0 0.3 0.0 0.3
2013
Q1 0.0 0.0 (2.6) (2.6)
Total $13.8 $8.5 ($15.8) $6.5
Since 2010, we have acquired $5.4BN of loans, approximately 40% of which remain in our portfolio.  We did not recognize cost recovery income, gains
(losses) on sale or impairment in 2010.  Since 1Q 2011, the net impact of such activity is +$6.5MM

24 Loans Linked Quarter Change (in $ millions) Annualized Linked QTD change 7.8% 21,737 498 81 (155) 22,161 Dec 31, 2012 Commercial Banking Retail Acquired Mar 31, 2013

25 Deposits Linked Quarter Change (in $ millions)

84.3
82.9
(1.3)
(0.8)
(0.4)
1.6
0.4
(0.6)
(0.3)
4Q 2012 Bank Service
Charges
Loan Prepay
Fees
Gain on Resi
Mtg loan sales
Gain on Acq
loan sales
Insurance Brokerage
Commission
Other 1Q 2013
Non-Interest Income
Linked Quarter Change
(in $ millions)

1.42
1.89
2.42
1.00
2.00
3.00
4.00
1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
PBCT Peer Group Median Top 50 Banks by Assets
Since 1Q 2010
Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings

28 Since 1Q 2010 Asset Quality Net Charge-Offs / Avg. Loans (%) Source: SNL Financial and Company filings * Excluding acquired loan charge-offs, PBCT’s 1Q 2013 charge-off ratio was 0.18%

29 Historical Charge-off Experience 2007 – 2012 0.10% 0.10% 0.29% 0.40% 0.28% 0.21% 0.0% 0.5% 1.0% 1.5% 2.0% 2007 2008 2009 2010 2011 2012

Operating ROAA Progress
Since 1Q 2010
0.60%
0.57%
0.48%
0.61%
0.85%
0.90%
0.96%
0.84%
0.86%
0.97%
0.91%
0.87%
0.77%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013

Operating ROATE Progress
Since 1Q 2010
3.5%
3.4%
2.9%
4.0%
6.4%
6.9%
7.8%
7.2%
7.8%
8.9%
8.6% 8.6%
8.1%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013

Operating Dividend Payout Ratio
Since 1Q 2010
175%
180%
209%
157%
104%
98%
87%
96%
93%
82%
84%
85%
91%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013

Growing Future Earnings Per Share
Loans and Deposits per Share
Loans Deposits
Over the past two years, loans per share and deposits per share have grown at compound annual rates of 16% and 13%
$68.14
$40
$45
$50
$55
$60
$65
$70
$14
$15
$16
$17
$18
$19
$20
$21
$22
$23
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Gross Loans ($BN) Loans per Share
$67.01
$40
$45
$50
$55
$60
$65
$70
$14
$15
$16
$17
$18
$19
$20
$21
$22
$23
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Deposits ($BN) Deposits per Share

Substantial Progress in the Midst of a Financial Crisis
Growing Loans, Deposits and Returning Capital to Shareholders
Growth has outpaced peers on the key metrics of loans per share and deposits per share
This has occurred while we have returned $1.9BN to shareholders
during this period.   Returns of capital were in the form of both
dividends ($1.1BN) and share repurchases ($0.8BN) which represents over 40% of our current market capitalization
Line Item PBCT
Peer
Median
PBCT Vs.
Peers
5-Year Loans Per Share CAGR 9.2% -1.2% +10.4%
5-Year Deposits Per Share CAGR 7.8% 2.5% +5.3%
Notes: 5-Year CAGR figures based on 1Q 2008 to 1Q 2013 data

Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents total stockholder’s equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%
Capital Ratios
Since 1Q 2010
1Q 2010 1Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
People’s United Financial
Tang. Com. Equity/Tang.
Assets
18.7% 13.9% 11.7% 11.4% 11.2% 10.2% 9.6%
Leverage Ratio
1, 5
19.2% 14.5% 12.1% 11.8% 11.5% 10.6% 10.0%
Tier 1 Common ²
23.1% 17.1% 13.9% 13.6% 13.6% 12.7% 12.0%
Tier 1 Risk-Based Capital
3, 5
23.9% 17.9% 14.4% 14.1% 14.1% 13.2% 12.5%
Total Risk-Based Capital
4, 5
25.6% 19.4% 16.0% 15.6% 15.6% 14.7% 13.7%
People’s United Bank
Leverage Ratio
1, 5
12.3% 11.4% 11.0% 10.9% 10.8% 9.8% 9.7%
Tier 1 Risk-Based Capital
3, 5
15.4% 13.9% 13.1% 13.0% 13.2% 12.2% 12.1%
Total Risk-Based Capital
4,5
16.3% 14.8% 14.0% 14.0% 14.1% 13.1% 13.5%

Strong Sources of Liquidity
PBCT maintains high levels of liquidity and is over 90% funded by deposits, retail repurchase agreements, senior debt and common equity
Strong branch franchise and commercial customer base predominantly funds loan base
Citizens transaction provides a significant long-term opportunity to grow deposits and customer relationships in southern New York, specifically on Long
Island and in Westchester County
Additional liquidity of $2.5BN exists in the form of unpledged U.S. Agency MBS &
CMO’s
Federal Home Loan Bank (FHLB) relationship enables up to $2.4BN of additional borrowings

For 1Q 2013 we were twice as asset sensitive as the estimated median of our peer group
Currently for an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$47MM on an annualized basis
Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener
(short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)
Notes:
1. Analysis is as of 03/31/13 filings
2. Data as of 03/31/13 SEC filings; where exact +100bps shock up scenario data was not provided, PBCT interpolated based on data disclosed
3. Data as of 03/31/13 SEC filings; where exact +200bps shock up scenario data was not provided, PBCT interpolated based on data disclosed
Current Asset Sensitivity
Net Interest Income at Risk ¹
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps ²
-2.5% 7.9% 2.7% 1.8x
Shock Up
200bps ³
-4.0% 15.8% 5.2% 2.1x

Summary
Sustainable Competitive Advantage
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Returning capital to shareholders
Strong capital base

Appendix
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Allowance for Loan Losses
Originated Portfolio Coverage Detail as of 3/31/13
(in $ millions)
1.13%
1.11%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Commercial
Banking
1.57%
0.32%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $159.5 million
98% of Commercial NPLs
Retail ALLL - $18.0 million
20% of Retail NPLs
Total ALLL - $177.5 million
71% of Total NPLs
1.25%
0.88%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Total

Name Position
Years in
Banking
Professional
Experience
Jack Barnes President & CEO, Director 30+
People’s United Bank (SEVP, CAO),
Chittenden, FDIC
Kirk Walters SEVP & CFO, Director 25+
People’s United Bank, Santander, Sovereign,
Chittenden, Northeast Financial
Jeff Tengel SEVP Commercial Banking 30+ People’s United Bank, PNC, National City
Bob D’Amore SEVP Retail & Business Banking 30+ People’s United Bank
Louise Sandberg SEVP Wealth Management 30+ People’s United Bank, Chittenden
Lee Powlus SEVP & Chief Administrative Officer 25+ People’s United Bank, Chittenden, Alltel
Chantal Simon SEVP & Chief Risk Officer 20+
People’s United Bank, Merrill Lynch US Bank,
Lazard Freres & Co.
Dave Norton SEVP & Chief HR Officer 3+
People’s United Bank, New York Times,
Starwood, PepsiCo
Bob Trautmann SEVP & General Counsel 20+ People’s United Bank, Tyler Cooper & Alcorn
Management Committee

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other banks and thrifts. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United
Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses) (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE")
basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI")
income, and excluding gains and losses on sales of assets other than residential mortgage loans, and non-
recurring income) (the denominator). People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.
Non-GAAP Financial Measures and Reconciliation to GAAP

Operating earnings exclude from net income those items that management considers to be of such a non-
recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, merger-related expenses, charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio. Operating earnings per share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) GAAP earnings per share. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders' equity is calculated by dividing operating earnings (annualized) by average tangible stockholders' equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.
Operating net interest margin excludes from the net interest margin those items that management considers to be of such a discrete nature that, by excluding such items, People’s United Financial’s net interest margin can be measured and assessed on a more consistent basis from period to period. Items excluded from operating net interest margin include cost recovery income on acquired loans and changes in the accretable yield on acquired loans stemming from periodic cash flow reassessments. Operating net interest margin is calculated by dividing operating net interest income (annualized) by average earning assets.
Non-GAAP Financial Measures and Reconciliation to GAAP

The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s United
Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions. Please refer to People’s United Financial’s latest Form 10-Q regulatory filing for detailed reconciliations to GAAP figures.
Non-GAAP Financial Measures and Reconciliation to GAAP

For more information, investors may contact:
Peter Goulding, CFA
203-338-6799
peter.goulding@peoples.com
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